EX-10.67.16

FIRST AMENDMENT TO PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (this “First Amendment”) is executed as of the 31st day of December, 2008 (the “Effective Date”), by and between the seven (7) undersigned limited liability companies and limited partnerships, having an address at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 (collectively, the “Borrower”), and CAPMARK BANK, a Utah industrial bank, having an address at 6955 Union Park Center, Suite 330, Midvale, Utah 84047, together with its successors and assigns (the “Lender”).

RECITALS

A.           Borrower executed to the order of Lender that certain Promissory Note dated August 15, 2007, in the principal amount of $49,800,000.00 (the “Note”).  Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

B.           Concurrently herewith the outstanding principal balance of the Note has been reduced to $42,151,382.00.

C.           In consideration for the partial prepayment of the Note and for payment by Borrower to Lender concurrently with the execution of this First Amendment of a modification and renewal fee in the amount of $95,378, Borrower has requested that Lender modify certain terms of the Note, and Lender has so agreed, on the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby amend the Note as follows:

1. Section 1.4 of the Note, Note Rate and Note Rate Adjustment Dates, is hereby amended by deleting the first sentence thereof and replacing it, as of the Effective Date, with the following:

“The “Note Rate” shall mean an interest rate which is the average of London Interbank Offered Rates (“LIBOR”), in U.S. dollar deposits, for a term of one month determined solely by Lender on each Note Rate Adjustment Date (defined below), but not less than two and one-half percent (2.5%), plus four percent (4.00%) (“Margin”), which combined figure shall be rounded upwards to the nearest one-eighth percent (.125%); provided that in no event shall the Note Rate be less than six and one-half percent (6.5%).”

2. Section 2.1 of the Note, Note Payments and Payment Dates, is hereby amended by adding the following at the end of Section 2.1:

“Commencing on the first (1st) day of February, 2009, and continuing on each Payment Date thereafter through January 1, 2010, in addition to the foregoing interest payments, Borrower shall also pay consecutive monthly payments of principal in an amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00).  Commencing on the first (1st) day of February, 2010, and continuing on each Payment

Date thereafter through January 1, 2011, in addition to the foregoing interest payments, Borrower shall also pay consecutive monthly payments of principal in an amount of Five Hundred Thousand and No/100 Dollars ($500,000.00).  Commencing on the first (1st) day of February, 2011, and continuing on each Payment Date thereafter through the term of the Loan, in addition to the foregoing interest payments, Borrower shall also pay consecutive monthly payments of principal in an amount of Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($666,667.00).  Notwithstanding the foregoing, once the aggregate outstanding principal balance of (a) the Loan, plus (b) that certain loan made by Lender to those four (4) limited liability companies and limited partnerships shown on Schedule 2 attached hereto (the “Loan A Borrowers”) as evidenced by that certain Promissory Note dated August 15, 2007, made by Loan A Borrowers in favor of Lender in the amount of $26,200,000, as amended by that certain First Amendment to Promissory Note by and between Loan A Borrowers and Lender dated as of December 31, 2008, equals an amount equal to or less than $38,000,000 (the "Debt Reduction Threshold"), then commencing on the later to occur of February 1, 2010 or the next Payment Date occurring after the Debt Reduction Threshold has been met and continuing on each Payment Date thereafter through the term of the Loan, in addition to the foregoing interest payments, Borrower shall pay consecutive monthly payments of principal in an amount of Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($333,333.00).

3. Section 4 of the Note, Maturity Date, is hereby amended as of the Effective Date to extend the Maturity Date from September 1, 2009, until January 2, 2012.   All references in the Note to the “Maturity Date” are hereby amended to mean January 2, 2012.

4. Section 4.1 of the Note, Extension of Maturity Date, is hereby deleted in its entirety.

5.           Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

6.           This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

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In Witness Whereof, each Borrower has duly executed and delivered this note, or caused it to be duly executed and delivered on its behalf by its duly authorized representatives, on the day and year first above written.

BORROWER:

EMERICHIP STOCKTON  LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
a Washington corporation
its Sole Member

By: _/s/ Eric Mendelsohn __
       Eric Mendelsohn,
Director of Real Estate and Legal Affairs

In Witness Whereof, each Borrower has duly executed and delivered this note, or caused it to be duly executed and delivered on its behalf by its duly authorized representatives, on the day and year first above written.

BORROWER:

EMERICHIP NEW PORT RICHEY  LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
a Washington corporation
its Sole Member

By: _/s/ Eric Mendelsohn ____________
       Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERICHIP DALLAS  LP,
a Delaware limited partnership

By:             Emerichip Texas LLC,,
a Delaware limited liability company
its General Partner

By:             ESC GP II Inc.,
a Washington corporation
its Sole Member

By: _/s/ Eric Mendelsohn ______________
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERICHIP EL PASO  LP,
a Delaware limited partnership

By:             Emerichip Texas LLC,,
a Delaware limited liability company
its General Partner

By:             ESC GP II Inc.,
a Washington corporation
its Sole Member

By: _/s/ Eric Mendelsohn ______________
       Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERICHIP CAMBRIA  LP,
a Delaware limited partnership

By:             Emerichip Texas LLC,,
a Delaware limited liability company
its General Partner

By:             ESC GP II Inc.,
a Washington corporation
its Sole Member

By: _/s/ Eric Mendelsohn ___________
       Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERICHIP VENICE  LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
a Washington corporation
its Sole Member

By: /s/ Eric Mendelsohn ____________
       Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERICHIP ALTAMONTE  LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
a Washington corporation
its Sole Member

By: _/s/ Eric Mendelsohn _______
       Eric Mendelsohn,
Director of Real Estate and Legal Affairs

Acknowledged by Guarantor
This 26th day of December, 2008

EMERITUS CORPORATION, a
Washington Corporation

By:           /s/ Eric Mendelsohn
Name: Eric Mendelsohn
Title:  SVP Corporate Development

IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be properly executed by their respective duly authorized representatives as of the date first above written.

CAPMARK FINANCE, INC., a California Corporation

By:           _/s/ William E. Shine_____(Seal)
Name:    _ William E. Shine ________________
Its:           _EVP______________